Dreyfus
Pennsylvania
Intermediate
Municipal Bond Fund

ANNUAL REPORT November 30, 2001


The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                        2     Letter from the Chairman

                        3     Discussion of Fund Performance

                        6     Fund Performance

                        7     Statement of Investments

                        12    Statement of Assets and Liabilities

                        13    Statement of Operations

                        14    Statement of Changes in Net Assets

                        15    Financial Highlights

                        16    Notes to Financial Statements

                        21    Report of Independent Auditors

                        22    Important Tax Information

                              FOR MORE INFORMATION
---------------------------------------------------------------------------

                              Back Cover

                                                                        The Fund

                         Dreyfus Pennsylvania Intermediate Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Pennsylvania Intermediate Municipal Bond Fund, covering the 12-month period from December 1, 2000 through November 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

Even before the devastating terrorist attacks of September 11, a slowing economy had prompted the Federal Reserve Board (the "Fed") to reduce short-term interest rates aggressively. After the attacks, the Fed reduced rates even further in an attempt to offset the adverse economic effects of the disruption in business activity and consumer spending. Recent events have prolonged existing economic weakness, but we believe that the U.S. may begin to see signs of economic recovery in the months ahead.

In the meantime, there is little doubt that municipal bond yields will remain relatively low and that the investment environment will continue to be challenging. At times like these, emotions should be set aside in favor of an objective, rational view of prevailing risks and opportunities. It is important during any time of market uncertainty to seek professional management and professional advice, both of which are cornerstones of our investment approach. We encourage you to contact your financial advisor for information about ways to refine your investment strategies.

For additional market perspectives, we have created "Investing In Uncertain Markets," a publication designed to help you weather the storm through the long-term application of four fundamental principles of successful investing. Visit www.dreyfus.com to order or download a copy.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

December 14, 2001




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Pennsylvania Intermediate Municipal Bond Fund perform relative to its benchmarks?

For the 12-month period ended November 30, 2001, the fund achieved a total return of 8.94% .(1) The Lehman Brothers 7-Year Municipal Bond Index and the Lehman Brothers 10-Year Municipal Bond Index, the fund's benchmarks, achieved total returns of 8.13% and 8.22%, respectively, for the reporting period.(2) Additionally, the fund is reported in the Lipper Pennsylvania Intermediate Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 7.28% .(3) The fund's benchmarks are broad-based measures of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund' s positive overall performance to a weakening economy, declining interest rates and high levels of demand from investors seeking investment alternatives to a declining stock market. The fund's strong return relative to its benchmarks is the result of our emphasis on out-of-favor discount bonds, which returned to favor during the reporting period and produced significant levels of capital appreciation.

What is the fund's investment approach?

The fund seeks as high a level of federal and Pennsylvania state tax-exempt income as is consistent with the preservation of capital. We also seek a competitive total return, which includes both income and changes in share price

To achieve these objectives, we conduct rigorous analysis of each individual bond' s structure. Within the context of our bond structure analyses, we strive to maximize both income and total return consistent with the fund's objectives.

                                                                        The Fund

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

First, we try to allocate between one-quarter and one-half of the total portfolio to bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our belief is that prices of these bonds will rise as they return to favor over time. Second, for the remainder of the portfolio we look for bonds that can potentially provide consistently high current yields. We also try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy had already begun to weaken. Capital spending by businesses had fallen dramatically, the stock market was in the midst of a persistent decline and consumer confidence was falling as unemployment rose. In this environment, the Federal Reserve Board (the "Fed") began its attempts to stimulate renewed economic growth in January 2001, when it reduced short-term interest rates twice. The Fed subsequently reduced short-term interest rates eight more times during the reporting period for a total reduction of 4.50 percentage points. As interest rates and bond yields fell, municipal bond prices generally rose.

In addition, the municipal bond market was positively influenced when demand for high quality, tax-exempt securities surged from investors seeking an investment alternative to a declining stock market. While the September 11 terrorist attacks hurt some areas of the municipal bond market, the bonds in which the fund invested generally were not affected. Despite the economic ripple effects caused by the attacks' proximity to Pennsylvania's eastern border, by September we had sold most of our holdings of lower rated bonds after their prices had appreciated. We generally replaced those bonds with high quality, income-oriented credits.

Indeed, we began the shift to a more defensive posture early in the reporting period. The change was gradual as previously out-of-favor discount bonds returned to favor among investors. After selling those bonds at attractive prices, we reinvested the proceeds in securities with relatively defensive characteristics, including those selling at modest premiums to the prices they will command when redeemed early -- or CALLED -- by their issuers. While, in hindsight, we may have begun this shift earlier than we should have, we believe that these defensive bonds will hold more of their value if the economy begins to improve or the municipal bond market generally declines.

What is the fund's current strategy?

Although we do not manage the fund according to interest-rate trends, we believe that the Fed may be close to the end of the current series of interest-rate cuts. Accordingly, we have maintained the fund' s relatively conservative positioning, which should help preserve capital and maintain competitive levels of tax-exempt income if and when the economy recovers. In addition, we have maintained our focus on high quality Pennsylvania bonds with intermediate-term maturities.

In our view, this relatively conservative approach is appropriate in today's uncertain economy, regardless of where interest rates go from here. Of course, we are prepared to change our strategy and the fund's composition as market conditions evolve.

December 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-PENNSYLVANIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                                        The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Pennsylvania Intermediate Municipal Bond Fund with the Lehman Brothers 10-Year Municipal Bond Index and the Lehman Brothers 7-Year Municipal Bond Index

--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 11/30/01

               Inception                                                From
                 Date             1 Year             5 Years          Inception
--------------------------------------------------------------------------------

FUND           12/16/93            8.94%              5.62%             6.08%

((+))  SOURCE: LEHMAN BROTHERS

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND ON 12/16/93 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX (THE "LEHMAN 7-YEAR INDEX") AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX (THE "LEHMAN 10-YEAR INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDICES ON 12/31/93 IS USED AS THE BEGINNING VALUE ON 12/16/93. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THIS IS THE FIRST YEAR IN WHICH COMPARATIVE PERFORMANCE IS BEING SHOWN FOR THE LEHMAN 7-YEAR INDEX, WHICH HAS BEEN SELECTED AS THE PRIMARY INDEX FOR COMPARING THE FUND'S PERFORMANCE BASED ON THE FUND'S AND THE LEHMAN 7-YEAR INDEX'S WEIGHTED AVERAGE MATURITY ORIENTATION. PERFORMANCE FOR THE LEHMAN 10-YEAR INDEX WILL NOT BE PROVIDED IN THE NEXT ANNUAL REPORT.

THE FUND INVESTS PRIMARILY IN PENNSYLVANIA MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE LEHMAN 7-YEAR INDEX AND THE LEHMAN 10-YEAR INDEX ARE NOT LIMITED TO INVESTMENTS PRINCIPALLY IN PENNSYLVANIA MUNICIPAL OBLIGATIONS AND DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE LEHMAN 7-YEAR INDEX, UNLIKE THE FUND, IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THE LEHMAN 10-YEAR INDEX, UNLIKE THE FUND, IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. THESE FACTORS, COUPLED WITH THE POTENTIALLY LONGER MATURITY OF THE LEHMAN 10-YEAR INDEX, CAN CONTRIBUTE TO THE INDICES POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

STATEMENT OF INVESTMENTS

November 30, 2001

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--99.5%                                                        Amount ($)            Value ($)
-------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA--96.0%

Allegheny County Hospital Development Authority,

  Revenue (Magee Women's Hospital)

   5.875%, 10/1/2002 (Insured; FGIC)                                                            500,000              515,485

Berks County Municipal Authority, Health, Hospital and

  Nursing Home Revenue (Phoebe-Devitt Homes

   Project) 5.50%, 5/15/2011                                                                    965,000              946,935

Big Beaver Falls Area School District

   5.25%, 3/15/2015 (Insured; MBIA)                                                           1,720,000            1,750,771

Butler Area Sewer Authority, Sewer Revenue:

   Zero Coupon, 1/1/2010 (Insured; FGIC)                                                        600,000              420,162

   Zero Coupon, 7/1/2010 (Insured; FGIC)                                                        100,000               68,502

Cambria County 5.875%, 8/15/2008 (Insured; FGIC)                                                850,000              904,493

Cambria Township Water Authority, Industrial User

   Revenue 6%, 12/1/2002 (LOC; Banque Paribas)                                                  935,000              937,141

Clarion Municipal Authority, Revenue

  (Clarview Personal Care)

   5.75%, 6/15/2013 (Insured; FGIC)                                                             445,000              446,695

Clinton County Industrial Development Authority, PCR

   (International Paper Co. Project) 5.375%, 5/1/2004                                           500,000              515,340

Coatsville School District

   4.60%, 10/1/2012 (Insured; FSA)                                                            2,000,000            2,017,120

Dauphin County General Authority, Revenue

   6%, 12/1/2006 (LOC; The Sakura Bank Ltd.)                                                    785,000              785,000

Delaware County Industrial Development Authority,

   Revenue (Martins Run Project) 5.60%, 12/15/2002                                              750,000              746,287

Erie School District

   Zero Coupon, 9/1/2009 (Insured; FSA)                                                       1,110,000              790,298

Hamburg Area School District

   5.15%, 5/1/2015 (Insured; AMBAC)                                                             825,000              826,320

Harrisburg Authority, Office and Parking Revenue

   5.75%, 5/1/2008                                                                            1,200,000            1,215,660

Harrisburg Redevelopment Authority

   Zero Coupon, 11/1/2016 (Insured; FSA)                                                      2,000,000              911,100

Horsham Water Authority, Water Revenue

   5.25%, 11/15/2011 (Insured; AMBAC)                                                           510,000              528,890

Lebanon County Good Samaritan Hospital Authority,

  Revenue (Good Samaritan Hospital Project):

      5.85%, 11/15/2007                                                                         845,000              868,846

      6%, 11/15/2009                                                                          1,500,000            1,530,195

McKeesport Area School District

   Zero Coupon, 10/1/2009 (Insured; FGIC)                                                     1,070,000              762,835

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                    Amount ($)           Value ($)
----------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Norristown:

   Zero Coupon 12/15/2011 (Insured; AGIC)                                                     1,465,000              900,990

   Zero Coupon 12/15/2013 (Insured; AGIC)                                                       735,000              399,855

State of Pennsylvania

   5.125%, 9/15/2011 (Insured; AMBAC)                                                         2,000,000            2,104,580

Pennsylvania Convention Center Authority, Revenue

   6.25%, 9/1/2004                                                                              545,000              570,310

Pennsylvania Economic Development Financing

  Authority, RRR (Northampton Generating Project)

   6.40%, 1/1/2009                                                                            2,000,000            2,037,080

Pennsylvania Finance Authority, Revenue (Penn Hills

   Project) 5.25%, 12/1/2013 (Insured; FGIC)                                                  2,045,000            2,109,786

Pennsylvania Higher Educational Facilities Authority,

  Revenue:

    Health Services (University of Pennsylvania

         Health Services) 5.35%, 1/1/2008                                                     3,995,000            4,137,701

      (State System for Higher Education)

         5.25%, 12/15/2014 (Insured; AMBAC)                                                   1,600,000            1,655,856

      (UPMC Health System):

         6%, 1/15/2013                                                                        1,995,000            2,136,306

         6%, 1/15/2014                                                                        1,580,000            1,680,330

Pennsylvania Housing Finance Agency,

  Single Family Mortgage:

      5.95%, 10/1/2003                                                                          365,000              383,502

      6.20%, 4/1/2005                                                                           410,000              419,065

      6.20%, 10/1/2005                                                                          420,000              430,575

      5.75%, 4/1/2006                                                                           400,000              427,096

      6.10%, 4/1/2006                                                                           455,000              466,598

      5.75%, 10/1/2006                                                                          415,000              444,316

      6.10%, 10/1/2006                                                                          465,000              478,034

      5.90%, 10/1/2008                                                                        1,075,000            1,150,368

      4.55%, 10/1/2010                                                                        1,010,000            1,010,384

      5.45%, 10/1/2014                                                                        4,000,000            4,106,320

Pennsylvania Industrial Development Authority, EDR

   7%, 1/1/2006 (Insured; AMBAC)                                                                795,000              895,695

Pennsylvania Infrastructure Investment Authority,

  Revenue (Pennvest Loan Pool Program)

   6%, 9/1/2005 (Insured; MBIA)                                                                 155,000              169,792

Pennsylvania Intergovernmental Coop Authority,

  Special Tax Revenue (Philadelphia Funding

  Program):

      5.50%, 6/15/2011 (Insured; FGIC)                                                        2,000,000            2,093,400


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)            Value ($)
--------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Pennsylvania Intergovernmental Coop Authority,

  Special Tax Revenue (Philadelphia Funding

  Program) (continued):

      5.25%, 6/15/2016 (Insured; FGIC)                                                        1,200,000            1,230,372

      5.50%, 6/15/2016 (Insured; FGIC)                                                        2,000,000            2,054,420

Philadelphia:

   5.70%, 11/15/2006 (Insured; FGIC)                                                            370,000              398,653

   Airport Revenue (Philadelphia Airport System)

      5.75%, 6/15/2008 (Insured; AMBAC)                                                       1,000,000            1,060,440

   Water and Wastewater Revenue:

      5.50%, 6/15/2003 (Insured; FGIC)                                                        1,000,000            1,045,470

      5.75%, 6/15/2013 (Insured; MBIA)                                                        2,150,000            2,262,209

      5%, 6/15/2017 (Insured; MBIA)                                                           1,000,000            1,000,490

Philadelphia Hospitals and Higher Education Facilities

  Authority, Revenue:

      (Children's Seashore House) 7%, 8/15/2003                                                 345,000              360,228

      (Community College) 5.90%, 5/1/2007

         (Prerefunded 5/1/2004) (Insured; MBIA)                                                 445,000  (a)         485,495

      (Jefferson Health System):

         4.30%, 5/15/2006                                                                       500,000              504,740

         5%, 5/15/2011                                                                        2,500,000            2,521,400

      (Temple University Hospital) 6.50%, 11/15/2008                                          2,770,000            2,890,744

Philadelphia Municipal Authority, LR:

   6%, 7/15/2003                                                                                260,000              265,824

   5.40%, 11/15/2006 (Insured; FGIC)                                                            500,000              526,335

Southeast Pennsylvania Transportation Authority,

  Special Revenue:

    6.50%, 3/1/2004

         (Insured; FGIC) (Escrowed to Maturity)                                                  85,000               91,844

      5.875%, 3/1/2009

         (Insured; FGIC) (Prerefunded 3/1/2005)                                                  45,000  (a)          49,170

Trinity Area School District

   5.20%, 11/1/2012 (Insured; FSA)                                                            1,235,000            1,289,673

West Jefferson Hills School District

   5.25%, 8/1/2015 (Insured; FGIC)                                                            1,000,000            1,022,940

Westmoreland County:

   Zero Coupon, 12/1/2006 (Insured; FGIC)                                                     1,500,000            1,241,910

   Zero Coupon, 12/1/2008 (Insured; FGIC)                                                     1,790,000            1,328,807

York County Hospital Authority, Revenue (Lutheran

   Social Services Health Center) 6.25%, 4/1/2011                                             1,000,000              973,750

Yough School District

   Zero Coupon, 10/1/2007 (Insured; FGIC)                                                     1,000,000              790,000



                                                                                                     The Fund

                                                                                                     The Fund   The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                    Amount ($)           Value ($)
--------------------------------------------------------------------------------------------------------------------------

U.S. RELATED--3.5%

Puerto Rico Commonwealth Highway and Transportation

   Authority, Highway Revenue 5.40%, 7/1/2006                                                 2,000,000            2,082,660

Puerto Rico Electric Power Authority, Power Revenue:

   5.90%, 7/1/2002                                                                              250,000              255,723

   6%, 7/1/2006                                                                                 225,000              243,045
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (cost $71,426,383)                                                                             99.5%           73,672,356

CASH AND RECEIVABLES (NET)                                                                          .5%              364,214

NET ASSETS                                                                                       100.0%           74,036,570


Summary of Abbreviations

AGIC                      Asset Guaranty
                                Insurance Company

AMBAC                     American Municipal Bond
                              Assurance Corporation

EDR                       Economic Development Revenue

FGIC                      Financial Guaranty
                                Insurance Company

FSA                       Financial Security Assurance

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond
                               Investors Assurance

                              Insurance Corporation

PCR                       Pollution Control Revenue

RRR                       Resources Recovery Revenue

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              47.3

AA                               Aa                              AA                                               19.8

A                                A                               A                                                15.9

BBB                              Baa                             BBB                                              13.1

Not Rated (b)                    Not Rated (b)                   Not Rated (b)                                     3.9

                                                                                                                 100.0

(A) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES
WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE
MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

The Fund

                                                                        The Fund

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2001

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  71,426,383  73,672,356

Interest receivable                                                   1,048,094

Prepaid expenses                                                         15,791

                                                                      74,736,241

--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            38,189

Cash overdraft due to Custodian                                         625,832

Accrued expenses                                                         35,650

                                                                         699,671

--------------------------------------------------------------------------------

NET ASSETS ($)                                                       74,036,570
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      70,947,904

Accumulated net realized gain (loss) on investments                     842,693

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                              2,245,973
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       74,036,570
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial             5,422,987
   Interest authorized)

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   13.65

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended November 30, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,591,104

EXPENSES:

Management fee--Note 3(a)                                              419,735

Shareholder servicing costs--Note 3(b)                                  67,254

Professional fees                                                       38,463

Prospectus and shareholders' reports                                    11,210

Custodian fees                                                          10,661

Registration fees                                                        9,113

Trustees' fees and expenses--Note 3(c)                                   2,846

Loan commitment fees--Note 2                                               623

Miscellaneous                                                           12,753

TOTAL EXPENSES                                                         572,658

Less--reduction in management fee
   due to undertaking--Note 3(a)                                       (29,326)

NET EXPENSES                                                           543,332

INVESTMENT INCOME--NET                                               3,047,772
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                833,163

Net unrealized appreciation (depreciation) on investments            1,958,795

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,791,958

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 5,839,730

 SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended November 30,
                                              ----------------------------------

                                                     2001               2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,047,772          3,100,827

Net realized gain (loss) on investments           833,163            171,544

Net unrealized appreciation (depreciation)
   on investments                               1,958,795          1,256,033

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    5,839,730          4,528,404
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (3,047,772)        (3,100,827)

Net realized gain on investments                 (162,652)          (347,504)

TOTAL DIVIDENDS                                (3,210,424)        (3,448,331)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  13,432,384          9,101,594

Dividends reinvested                            2,439,304          2,554,715

Cost of shares redeemed                        (9,203,120)       (19,674,224)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS        6,668,568         (8,017,915)

TOTAL INCREASE (DECREASE) IN NET ASSETS         9,297,874         (6,937,842)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            64,738,696         71,676,538

END OF PERIOD                                  74,036,570         64,738,696
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       986,681            708,673

Shares issued for dividends reinvested            179,643            199,026

Shares redeemed                                  (676,591)        (1,541,763)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     489,733           (634,064)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                           Year Ended November 30,
                                                               ---------------------------------------------------------------------

                                                                 2001           2000           1999          1998           1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.12          12.87          13.73         13.44          13.18

Investment Operations:

Investment income--net                                            .59            .61            .59           .60            .60

Net realized and unrealized
   gain (loss) on investments                                     .56            .31           (.76)          .30            .26

Total from Investment Operations                                 1.15            .92           (.17)          .90            .86

Distributions:

Dividends from investment income--net                            (.59)          (.61)          (.59)         (.60)          (.60)

Dividends from net realized
   gain on investments                                           (.03)          (.06)          (.10)         (.01)            --

Total Distributions                                              (.62)          (.67)          (.69)         (.61)          (.60)

Net asset value, end of period                                  13.65          13.12          12.87         13.73          13.44
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 8.94           7.38          (1.30)         6.76           6.67
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .78            .80            .80           .80            .80

Ratio of net investment income
   to average net assets                                         4.36           4.72           4.41          4.35           4.52

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                        .04            .10            .12           .13            .13

Portfolio Turnover Rate                                         27.47          34.68          45.37         26.03          23.94
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          74,037         64,739         71,677        73,963         64,928

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Pennsylvania Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Pennsylvania income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are pri marily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $6,330 during the period ended November 30, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

In November 2001 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide" ). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to accrete market discounts on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment, effective December 1, 2001 is to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from December 1, 2000 through November 30, 2001 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinar expenses, exceeded an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $29,326 during the period ended November 30, 2001.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholders accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquires regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2001, the fund was charged $26,579 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2001, the fund was charged $28,130 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including on redemptions through the use of the fund' s exchange privilege.
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

During the period ended November 30, 2001, redemption fees charged and retained by the fund amounted to $956.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2001, amounted to $25,526,473 and $18,503,988, respectively.

At November 30, 2001, accumulated net unrealized appreciation on investments was $2,245,973, consisting of $2,324,317 gross unrealized appreciation and $78,344 gross unrealized depreciation.

At November 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Pennsylvania Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Pennsylvania Intermediate Municipal Bond Fund as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Pennsylvania Intermediate Municipal Bond Fund at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

New York, New York

December 28, 2001

                                                                        The Fund

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended November 30, 2001 as "exempt-interest dividends" (not subject to regular Federal income tax and, for individuals who are Pennsylvania residents, Pennsylvania personal income taxes).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends and capital gain distributions paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.

NOTES

                                                           For More Information

                        Dreyfus Pennsylvania
                        Intermediate
                        Municipal Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 1016

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  105AR1101